Exhibit 99.1

Sterling Savings Bank of Spokane, Wash., Reports Progress

SPOKANE, Wash.--(BUSINESS WIRE)--December 3, 2009--Sterling Savings Bank, a wholly-owned subsidiary of Sterling Financial Corporation (NASDAQ: STSA) today said it is making progress toward meeting the requirements of the consent agreement entered into with its regulators in October 2009. Under the consent agreement, Sterling Savings Bank is required, among other things, to increase Sterling Savings Bank’s Tier 1 capital level. Sterling expects the capital-raising process to be completed sometime during the first quarter of 2010.

Greg Seibly, chief executive officer of Sterling Financial Corporation, said, “Sterling is working closely with its regulators, who have demonstrated flexibility with other banks that were showing meaningful progress in their capital-raising efforts. The bank and holding company boards, along with our advisors, are directly involved with all aspects of our strategy and support our progress.”

Sandler O’Neill + Partners, L.P., Sterling’s financial advisor, is assisting Sterling in evaluating all capital options, including private placement and public market offerings, and conversion of other debt and equity securities to common stock. Sterling is also working with other advisors, including First Manhattan Consulting Group, which is advising in the areas of operations and strategic planning.

About Sterling Financial Corporation

Sterling Financial Corporation of Spokane, Wash., is the bank holding company for Sterling Savings Bank, a commercial bank, and Golf Savings Bank, a savings bank focused on single-family mortgage originations. Both banks are state chartered and federally insured. Sterling offers banking products and services, mortgage lending, construction financing and investment products to individuals, small businesses, commercial organizations and corporations. As of Sept. 30, 2009, Sterling Financial Corporation had assets of $11.87 billion and operated more than 175 depository branches throughout Washington, Oregon, Idaho, Montana and California. Visit Sterling's website at www.sterlingfinancialcorporation-spokane.com.

Forward-Looking Statements

This release contains forward-looking statements, which are not historical facts and pertain to Sterling's future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements about Sterling's plans, objectives, expectations and intentions and other statements contained in this release that are not historical facts. When used in this release, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Sterling's control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements because of numerous possible risks and uncertainties. These include, but are not limited to: the possibility of continued adverse economic developments that may, among other things, increase default and delinquency risks in Sterling's loan portfolios; shifts in interest rates that may result in lower interest rate margins; shifts in the demand for Sterling's loan and other products; lower-than-expected revenue or cost savings in connection with acquisitions; changes in accounting policies; changes in the monetary and fiscal policies of the federal government; and changes in laws, regulations and the competitive environment.

CONTACT:
Sterling Savings Bank
Investor Contact
David Brukardt, Executive Vice President, 509-863-5423
or
Media Contact
Cara Coon, Vice President, 509-626-5348